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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): March 20, 2002





                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   333-60164             41-1955181
----------------------------        -------------         ---------------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)            Identification No.)




           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (952) 832-7000

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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements and Exhibits.

Information and Exhibits.

(a)     Financial Statements of businesses acquired.

        Not applicable.

(b)     Pro Forma financial information.

        Not applicable.

(c)     Exhibit No.                            Description
        ----------                             -----------

            25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to
                                               Exhibit 25).


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RESIDENTIAL ASSET MORTGAGE
                                 PRODUCTS, INC.



                               By:  /s/ Patricia C. Taylor
                                    Patricia C. Taylor
                                    Vice President


Dated:  March 20, 2002


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Exhibit Index


Exhibit    Description                                               Page
-------    -----------                                               ----
25         Form T-1 Statement of Eligibility under the                  5
           Trust Indenture Act of 1939, as amended.
           (Certain exhibits to Form T-1 are incorporated
           by reference to Exhibit 25).
===============================================================================



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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)



                         BANK ONE, NATIONAL ASSOCIATION
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

   A NATIONAL BANKING ASSOCIATION                36-0899825
                                                 (I.R.S. EMPLOYER
                                                 IDENTIFICATION NUMBER)

   1 BANK ONE PLAZA, CHICAGO, ILLINOIS           60670-0120
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

                         BANK ONE, NATIONAL ASSOCIATION
                        1 BANK ONE PLAZA, SUITE IL1-0120
                          CHICAGO, ILLINOIS 60670-0120
              ATTN: STEVEN M. WAGNER, LAW DEPARTMENT (312) 732-3163
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)


                       GMACM MORTGAGE LOAN TRUST 2002-GH1
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)


             DELAWARE                                 PENDING
  (STATE OR OTHER JURISDICTION OF                     (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NUMBER)

     C/O WILMINGTON TRUST COMPANY, AS OWNER TRUSTEE
     RODNEY SQUARE NORTH
     1100 NORTH MARKET STREET
     WILMINGTON, DELAWARE                            19890
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


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                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
       (EXACT NAME OF SPONSOR OF THE OBLIGOR AS SPECIFIED IN ITS CHARTER)

        DELAWARE                                     41-1955181
(STATE OR OTHER JURISDICTION OF                      (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NUMBER)


8400 NORMANDALE LAKE BOULEVARD
MINNEAPOLIS, MINNESOTA                               55437
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)



                       GMACM MORTGAGE LOAN TRUST 2002-GH1
             GMACM MORTGAGE LOAN-BACKED TERM NOTES, SERIES 2002-GH1
                         (TITLE OF INDENTURE SECURITIES)



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ITEM 1.  GENERAL  INFORMATION.  FURNISH  THE  FOLLOWING  INFORMATION  AS TO  THE
     TRUSTEE:

(A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

Comptroller  of  Currency,   Washington,   D.C.,   Federal   Deposit   Insurance
Corporation, Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

(B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

No such affiliation exists with the trustee.

ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

1. A copy of the articles of association of the trustee now in effect.*

2. A copy of the certificates of authority of the trustee to commence business.*

3. A copy of the authorization of the trustee to exercise corporate trust powers.*

4. A copy of the existing by-laws of the trustee.*

5. Not Applicable.

6. The consent of the trustee required by Section 321(b) of the Act.

7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

8. Not Applicable.

9. Not Applicable.



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        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 20th day of March, 2002.


                  BANK ONE, NATIONAL ASSOCIATION,
                  TRUSTEE

                  By  /s/ Steven M. Wagner
                      Steven M. Wagner
                      First Vice President


* EXHIBITS 1, 2, 3, AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF BANK ONE, NATIONAL ASSOCIATION, FILED AS EXHIBIT 25 TO THE REGISTRATION STATEMENT ON FORM S-3 OF HOUSEHOLD FINANCE CORPORATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 24, 2000 (REGISTRATION NO. 333-33240).



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                                    EXHIBIT 6



                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT



                                                March 20, 2002


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

             In connection with the qualification of an indenture between GMACM Mortgage Loan Trust 2002-GH1 and Bank One, National Association, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                            Very truly yours,

                            BANK ONE, NATIONAL ASSOCIATION

                             By     /s/ Steven M. Wagner
                                    Steven M. Wagner
                                    First Vice President



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                                    EXHIBIT 7

A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.


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